Share Sale Agreement

MedAire, Inc

Global Health Care Pty Ltd

Contents

Clause
Number	Heading	Page
1 2 3 4 5 6 7 8	Interpretation
Sale of Shares
Completion and Payments
Warranties
Post-Completion Obligations
Disclosures and Announcements
Notices
General Provisions
Annexure 1
Warranties
Annexure 2
Part A — The Vendor and the Sale Shares
Part B — The Company and the Subsidiary Shares
Annexure 3
Preferred Provider Agreement

Date	27 January 2006
Parties	MedAire, Inc of 80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA (the Vendor)
	Global Health Care Pty Ltd (ACN 108 999	793) of 7 Brandon Street, South Perth, Western Australia, 6151, Australia
(the Purchaser)

Recitals
A B	The Vendor is the legal and beneficial owner of the Sale Shares. The Vendor wishes to sell and the Purchaser wishes to purchase the Sale Shares.

1	Operative provisions Interpretation

Definitions
1.1	In this Agreement, unless the context otherwise requires:

Approval Documentation means evidence reasonably satisfactory to the Purchaser that the Vendor’s execution, delivery and performance of this Agreement, including the sale and purchase of the Sale Shares under this Agreement, has been duly authorized by the Vendor’s board of directors and shareholders.

Books and Records means originals and copies in machine readable or printed form of all registers, books, reports, correspondence, files, records, accounts, documents and other material, in the possession or control of the Vendor or the Company, about or used in connection with the Company.

Business Day means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Perth and Phoenix.

Claim means any claim, cost, damages, debt, expense, tax, goods and services (value added) or similar tax, any related interest, expense, fine, penalty or other charge on any tax, goods and services (value added) or similar tax, or liability, loss, allegation, suit, action, demand, cause of action or proceeding of any kind irrespective of:

(a)	how or when it arises;

(b)	whether it is actual or contingent;

(c)	whether or not it is in respect of legal or other costs, damages, expenses, fees or losses;

(d)	whether or not it is in respect of a breach of trust or of a fiduciary or other duty or obligation; and

(e)	whether or not it arises at law or in any other way.

Company means Global Doctor Pty Limited (ABN 20 007 553 979).

Company Documents means the following Company documents:

(a)	the constitution;

(b)	the common seal and duplicate seals;

(c)	the certificates of incorporation; and

(d)	the Books and Records.

Completion means completion of the sale and purchase of the Sale Shares under this Agreement.

Completion Date means 27 March 2006, or such other date as is agreed by the parties in writing.

Deposit means US$50,000.

Preferred Provider Agreement means the agreement in the form attached as Annexure 3.

Purchase Price means US$1,000,000.

Sale Shares means all of the issued shares in the capital of the Company, as detailed in Part A of Annexure 2.

Subsidiaries means the entities listed in the first column of the table in Part B of Annexure 2.

Subsidiary Shares means the shares (other than the shares of GD Communications) detailed in Part B of Annexure 2.

Third Party Interest means any security interest, lease, license, option, voting arrangement, easement, covenant, notation, restriction, interest under any agreement, interest under any trust, or other right, equity, entitlement or other interest of any nature held by a third party.

US$ means the lawful currency of the United States of America.

Warranties means the representations and warranties made by the Vendor under clause 4.1 and Warranty means any one of them.

Interpretation
1.2	In this Agreement, unless the context otherwise requires:

(a)	a reference:

(i)	to the singular includes the plural and vice versa;

(ii)	to a gender includes all genders;

(iii)	to a document (including this Agreement) is a reference to that document (including any Schedules and Annexures) as amended, consolidated, supplemented, novated or replaced;

(iv)	to an agreement includes any deed, agreement or legally enforceable arrangement or understanding whether written or not;

(v)	to parties means the parties to this Agreement and to a party means a party to this Agreement;

(vi)	to a person (including any party) includes:

(A)	a reference to an individual, company, body corporate, association, partnership, firm, joint venture, trust or government agency as the case requires; and

(B)	the person’s successors, permitted assigns, executors and administrators;

(vii)	to a law:

(A)	includes a reference to any constitutional provision, subordinate legislation, treaty, decree, convention, statute, regulation, rule, ordinance, proclamation, by-law, judgment, rule of common law or equity or rule of any applicable stock exchange;

(B)	is a reference to that law as amended, consolidated, supplemented or replaced; and

(C)	is a reference to any regulation, rule, ordinance, proclamation, by-law or judgment made under that law;

(viii)	to proceedings includes litigation, arbitration and investigation;

(ix)	to a judgment includes an order, injunction, decree, determination or award of any court or tribunal;

(x)	to time is a reference to Perth time;

(b)	headings are for convenience only and are ignored in interpreting this Agreement;

(c)	a warranty, representation, covenant, or obligation given or entered into by more than one person binds them jointly and severally;

(d)	if a period of time is specified and dates from, after or before, a given day or the day of an act or event, it is to be calculated exclusive of that day;

(e)	the word “including” or “includes” means “including but not limited to” or “including without limitation”;

(f)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning; and

(g)	this Agreement must not be construed adversely to a party solely because that party was responsible for preparing it.

2	Sale of Shares

The Vendor agrees to sell the Sale Shares and the Purchaser agrees to purchase the Sale Shares for the Purchase Price, free from all Third Party Interests known to the Vendor.

3	Completion and Payments

Deposit

3.1	On execution of this Agreement, the Purchaser must deliver the Deposit to the Vendor by electronic funds transfer. The Deposit shall be refundable to the Purchaser if the Vendor does not deliver the Approval Documentation to the Purchaser on or before the Completion Date.

Date and place of Completion

3.2	Completion must take place at 80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA on the Completion Date, or at such other place as the parties may agree.

Obligations of the parties on Completion
3.3	At Completion:

(a)	the Purchaser must:

(i)	pay the Purchase Price (less the Deposit) to the Vendor by electronic funds transfer; and

(ii)	deliver to the Vendor a counterpart of the Preferred Provider Agreement duly executed by the Purchaser; and

(b)	the Vendor must:

(i)	deliver to the Purchaser:

(A)	transfers of the Sale Shares duly executed by the registered holders in favour of the Purchaser;

(B)	all of the Company Documents in its possession; and

(C)	the executed resignations of each of the directors and secretary of the Company (other than any continuing officers), effective from the close of the meeting referred to in clause 3.3(b)(ii);

(D)	a counterpart of the Preferred Provider Agreement duly executed by the Vendor (or its designee); and

(ii)	cause a meeting of the directors of the Company to be held and to obtain at that meeting:

(A)	approval for registration of the transfers of the Sale Shares subject to payment of any stamp duty;

(B)	cancellation of the existing share certificates for the Sale Shares and the issue of new certificates for the Sale Shares in favour of the Purchaser;

(C)	the appointment of those persons who the Purchaser nominates, and who have consented in writing to act, as directors and secretary of the Company; and

(D)	the resignation of the existing directors and secretaries of the Company.

Non compliance

3.4	If any of the provisions of this clause 3 are not complied with by any party on the Completion Date, the other party may:

(a)	defer Completion to such later date as is agreed by the parties in writing (in which event the provisions of this clause 3.4 will apply to Completion so deferred);

(b)	proceed to Completion so far as is practicable (without prejudice to its remedies under this Agreement including, without limitation, its rights to sue under an indemnity or for breach of warranty); or

(c)	terminate this Agreement by notice to the non-complying party.

4	Warranties

Warranties

4.1	The Vendor represents and warrants to the Purchaser that each statement contained in Annexure 1 is now and will at Completion be true, accurate and not misleading in all material respects.

4.2	Each Warranty is separate and independent and other than as expressly provided is not limited by reference to any other Warranty or provision of this Agreement.

No reliance and waiver by Purchaser
4.3	The Purchaser acknowledges and agrees that:

(a)	in purchasing the Sale Shares, except for the Warranties, it has not relied on any information, representations, warranties, terms, conditions or statements (whether express, implied, written, oral, collateral, statutory or otherwise) concerning the Company or any Subsidiary (collectively Statements) and all such Statements are excluded to the maximum extent permitted by law; and

(b)	it will not make, and waives any right it may have to make, any Claim against Vendor or any of its representatives under any of the Corporations Act 2001, the Australian Securities and Investments Commission Act 2001, the Trade Practices Act (including sections 51A and 52), or the corresponding provision of any other Commonwealth, state or territory enactment of Australia, or any US law (including without limitation any US securities law or Nevada corporations law), for any Statement made in relation to this Agreement or the transactions contemplated by it.

Time limit for Claims

4.4	Any liability of the Vendor under the Warranties will cease 3 months after Completion, except for matters which have been the subject of a bona fide written claim made by the Purchaser to the Vendor before that date and about which legal proceedings are commenced with a Court of competent jurisdiction within 3 months after the end of that 3-month period

Minimum limit on Claims

4.5	The Vendor will not be liable to the Purchaser for any Claim with respect to a matter unless the amount of the Claim exceeds US$12,000, in which case the Vendor will only be liable for the excess over US$12,000.

Maximum limit on Claims

4.6	The Vendor’s maximum liability to the Purchaser for all breaches of this Agreement (including, without limitation, liability in relation to a Warranty) is US$120,000.

Third party recovery

4.7	If the Purchaser or the Company is entitled to recover any sum (whether by payment, discount, credit or otherwise) from any third party in relation to any matter about which a Claim could be made against the Vendor by the Purchaser, the Vendor is not liable to the Purchaser for that Claim unless:

(a)	the Purchaser makes or causes the Company to make a demand against that third party and diligently pursues that demand to obtain an appropriate remedy for that demand before making any Claim, and any sum recovered will reduce the amount of that Claim; and

(b)	the Purchaser assigns to the Vendor the benefit of any debts, claims or other choses-in-action for which and to the extent that the Vendor has satisfied a Claim by the Purchaser against the Vendors.

Right to reimbursement

4.8	The Purchaser must reimburse to the Vendor an amount equal to any sum paid by the Vendor about any Claim which is subsequently recovered by or paid to the Purchaser by any third party (including any insurer).

Purchaser’s acknowledgement

4.9	The Purchaser acknowledges that the Vendor has not enquired into the accuracy of any information given in this Agreement in relation to GD Communications, that no Warranty is being given in relation to GD Communications and that the Vendor will not be liable to the Purchaser for any Claim in relation to GD Communications.

5	Post-Completion Obligations

Management of Vendor’s clients after Completion

5.1	The parties agree to work with each other in good faith to continue after Completion to coordinate the management of those of the Vendor’s clients which as at Completion have operations in Asia.

Access to information and assistance

5.2	The Purchaser undertakes to provide the Vendor with access to and copies of any of the Books and Records which the Vendor requires for legal, auditing or tax purposes, and to provide the Vendor with such information and assistance as the Vendor or its auditor reasonably requires to comply with any legal or reporting obligations, including any tax filings, or to complete the audit (as it relates to the Company and the Subsidiaries) of the Vendor’s accounts for the calendar year in which Completion occurs.

6	Disclosures and Announcements

Provisions to remain confidential

6.1	A party must not disclose or announce to any person the negotiations leading to this Agreement or the provisions of this Agreement except:

(a)	to those of its employees, officers, professional or financial advisers and bankers as the party reasonably thinks necessary but only on a strictly confidential basis; and

(b)	if disclosure is required by law. The parties acknowledge that Vendor intends to file a copy of this Agreement with the U.S. Securities and Exchange Commission and the Australian Stock Exchange.

Survival of obligations
6.2 7	This clause 6 will survive termination of this Agreement. Notices

Requirements

7.1	All notices must be in legible writing and in English, and addressed to the recipient at the address or facsimile number set out below or to such other address or facsimile number as that party may notify to the other party:

to the Vendor:

Address:

80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA

Attention:

Corporate Secretary

Facsimile no:

480 333 3831,

with a copy to Baker & McKenzie, AMP Centre, Level 27, 50 Bridge Street, Sydney, NSW 2000, Australia, marked to the attention of Steven Glanz to the Purchaser:

Address:

7 Brandon Street, South Perth, Western Australia, 6151, Australia

Attention:

David Wai Ming Wong

Facsimile no:

Receipt

7.2	Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice will be deemed to be duly received:

(a)	if sent by hand when left at the address of the recipient;

(b)	if sent by pre-paid post, 3 days (if posted within Australia to an address in Australia) or 10 days (if posted from one country to another) after the date of posting; or

(c)	if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the whole facsimile was sent to the recipient’s facsimile number;

but if a notice is served by hand, or is received by the recipient’s facsimile on a day which is not a business day, or after 5.00 pm on a business day, recipient’s local time, the notice is deemed to be duly received by the recipient at 9.00 am on the first business day after that day.

8	General Provisions

Costs

8.1	Each party must pay its own costs in respect of this Agreement except that the Purchaser must pay all stamp duty and goods and services tax payable on this Agreement, the transfer of the Sale Shares and any other documents or transactions contemplated by this Agreement.

Invalid or unenforceable provisions
8.2	If a provision of this Agreement is invalid or unenforceable in a jurisdiction:

(a)	it is to be read down or severed in that jurisdiction to the extent of the invalidity or unenforceability; and

(b)	it does not affect the validity or enforceability of:

(i)	that provision in another jurisdiction; or

(ii)	the remaining provisions.

Waiver and exercise of rights

8.3	A waiver by a party of a provision or of a right under this Agreement is binding on the party granting the waiver only if it is given in writing and is signed by the party or an officer of the party granting the waiver.

8.4	A waiver is effective only in the specific instance and for the specific purpose for which it is given.

8.5	A single or partial exercise of a right by a party does not preclude another or further exercise of that right or the exercise of another right.

8.6	Failure by a party to exercise or delay in exercising a right does not prevent its exercise or operate as a waiver.

Amendment
8.7	This Agreement may be amended only by a document signed by both parties.

Counterparts

8.8	This Agreement may be signed in counterparts and all counterparts taken together constitute one document.

Further assurances

8.9	Each party must, at its own expense, whenever requested by the other party, promptly do or arrange for others to do everything reasonably necessary to give full effect to this Agreement and the transactions contemplated by this Agreement.

Assignment

8.10	A party must not transfer, assign, create an interest in or deal in any other way with any of its rights under this Agreement without the prior written consent of the other party.

Entire agreement

8.11	This Agreement is the entire agreement of the parties about the subject matter of this Agreement.

Jurisdiction
8.12	Each party irrevocably and unconditionally:

(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia; and

(b)	waives any claim or objection based on absence of jurisdiction or inconvenient forum.

Governing Law
8.13	This Agreement is governed by the laws of New South Wales, Australia.

Execution

Executed as an agreement.

Signed for and on behalf of

MedAire, Inc

by its duly authorised representative

in the presence of:

/s/ James E. Lara

Signature of witness	Signature of authorised representative

James E. Lara, President & COO 27/01/06

Name of witness (please print)	Name of authorised representative

(please print)

Signed by
Global Health Care Pty Ltd
By a director and secretary/director
/s/ Wai Ming Wong
Signature of director	Signature of secretary/director
Wai Ming Wong
	Name of director (please print)	Name of secretary/director
(please print)

Annexure 1
Warranties
1	Corporate

Incorporation
1.1	The Company is incorporated under the laws of South Australia, Australia.

Sale Shares

1.2	The Vendor is the legal and beneficial owner of the Sale Shares free of all Third Party Interests known to the Vendor.

1.3	The Sale Shares are fully paid and are all of the issued shares in the capital of the Company.

2	Subsidiary Shares

The Company owns (either directly or through a Subsidiary) or is entitled to the Subsidiary Shares free from all Third Party Interests known to the Vendor.

Annexure 2

Part A — The Vendor and the Sale Shares

Number (and %) of
shares held by
Company	Vendor	Class of share
Global Doctor Pty Limited	584,413,039 (100%)	Ordinary

Part B — The Company and the Subsidiary Shares

Number (and %) of
shares held
directly or
Subsidiary (and jurisdiction of	indirectly by
incorporation)	Company	Class of share
Global Doctor Services Pty Limited (Western Australia)	2 (100%)	Ordinary

Global Doctor Ltd (Samoa)	1,250 (100%)

Global Doctor Ltd (Hong Kong)	1 (100%)

Global Doctor Network Ltd (China)	1 (100%)

PT Global Doctor (Indonesia)	[1,950] (97.5%)

Global Doctor Ltd (Thailand)	50,000 (100%)	Ordinary (24,500 shares) and Preferred (25,500 shares)

GD Communications (Malaysia)	[See Section 4.9]

Annexure 3

Preferred Provider Agreement